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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  November 15, 1994                 Commission File Number 1-2979



                               NORWEST CORPORATION
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                        41-0449260
 -------------------------------                         ----------------
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)



         Norwest Center
       Sixth and Marquette
     Minneapolis, Minnesota              55479            (612) 667-1234
 -------------------------------      ----------   ----------------------------
 (Address of principal executive      (Zip Code)   (Registrant's telephone
 offices)                                          number, including area code)

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

4(a)      Form of Distribution Agreement.

4(b)      Form of Fixed Rate Medium-Term Note.

4(c)      Form of Floating Rate Medium-Term Note.

4(d) Form of Calculation Agent Agreement between the Corporation and Norwest Bank Minnesota, N.A.


                                       -2-
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NORWEST CORPORATION
                                     Registrant



Dated:  November 15, 1994          By /s/ Charles D. White
                                     -----------------------
                                     Charles D. White, Senior Vice President
                                     and Treasurer


                                       -3-

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                               NORWEST CORPORATION


                                INDEX TO EXHIBITS



                                                                   Form of
Exhibit No.    Exhibit                                             Filing
- - -----------    -------                                             ------

4(a)           Form of Distribution Agreement. . . . . . . .     Electronic
                                                                 Transmission

4(b)           Form of Fixed Rate Medium-Term Note . . . . .     Electronic
                                                                 Transmission

4(c)           Form of Floating Rate Medium-Term Note. . . .     Electronic
                                                                 Transmission

4(d)           Form of Calculation Agent Agreement between
               the Corporation and Norwest Bank Minnesota,
               N.A.  . . . . . . . . . . . . . . . . . . . .     Electronic
                                                                 Transmission